UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2014

NEUROMAMA, LTD.

(Exact name of registrant as specified in charter)

Nevada	333-180750	98-0706304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blvd. Benito Juarez Km 25.500, Quinta Del Mar, Int. Suite 28 Playas de Rosarito B.C, Mexico (Address of principal executive offices)	c.p. 22710 (Zip Code)

+52 (664) 290-5048

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01

Other Events.

Effective May 2, 2014, Neuromama, Ltd. (the “Company”) changed the location of its main corporate headquarters to the following address:  Blvd. Benito Juarez Km 25.500, Quinta Del Mar, Int. Ste. # 28, Playas de Rosarito B.C., Mexico, c.p. 22710.  The Company’s telephone is +52 (664) 290-5048.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMAMA, LTD.

Date: May 6, 2014	By:	/s/ Igor Weselovsky
Igor Weselovsky, President, Chief Executive Officer & Director

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